Exhibit 99.2

 Investor Day 2016 Nuclear Power Overview  NYSE: CW

 Today’s Agenda  8:30 – 8:50 AM  Welcome & Logistics – Jim RyanSenior Director, Investor Relations    Strategic Overview – Dave AdamsChairman and Chief Executive Officer  8:50 – 9:10 AM   Nuclear Aftermarket – Jim LeachmanSVP and General Manager, Nuclear Division  9:10 – 9:25 AM  AP1000 RCP Update – Greg HempflingSVP and General Manager, EMS Division  9:25 – 9:50 AM  Question & Answer Session (25 Min)  9:50 – 10:05 AM  Break   10:05 – 10:25 AM  Financial Update – Glenn TynanVP Finance and Chief Financial Officer  10:25 – 10:35 AM  Closing Remarks – Dave AdamsChairman and Chief Executive Officer   10:35 – 11:00 AM  Question & Answer Session (25 Min)  11:00 – 11:45 AM   AP1000 RCP Plant Tour (Two simultaneous groups)

 Safe Harbor Statement  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. This presentation also includes certain non-GAAP financial measures with reconciliations being made available in today’s press release that is posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

 Strategic Overview  David C. Adams, Chairman and CEO

Delivering on the Vision

- One Curtiss-Wright
- Set aggressive targets
- Total team effort across the enterprise
- Much different today
  - Leaner
  - More profitable
  - More focused
  - Poised to capitalize on opportunity
- Reached $4B market cap
- Added to S&P MidCap 400 Index
- Returned $450M via share repurchases

Briefed at CW Investor Day
December 11, 2013


Moving Forward – Creating Value
FOCUS: Improving Shareholder Value
Organic Growth
Market Strategies (VP / GMs)
Margin Improvement
Operational Initiatives (COO)
Capital Deployment
Financial Discipline (CFO)
Working Capital / CF
Efficient Execution
New Alignment Will Accelerate Value Creation

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CURTISS-WRIGHT

 On Path to Top Quartile Performance  Target Metric  Original 5-Year Target*  Current  2013 Reported  *Issued December 11, 2013

How We Got Here

MARGIN EXPANSION

Lowering our Cost Base
- Portfolio Rationalization / Consolidations
- Supply Chain / Lean Leverage / Low Cost Economies
- Shared Services – Finance, IT, HR

CASH FLOW GENERATION

Focus on Reducing Working Capital across CW
- Inventory Reduction Programs
- Aggressive AR / AP Management
- Renewed Emphasis on Contract Negotiations

CAPITAL ALLOCATION

Executing our Balanced Capital Allocation Strategy
- $450 Million of Shares Repurchased
- Steady Dividends
- Aggressive CAPEX Targets – 2% Sales

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CURTISS-WRIGHT

Aligning our Portfolio with Market Trends

We compete and win by adapting our core competencies and technologies to deliver solutions that leverage our deep technical expertise and address global market trends

	End-Market Trends	CW Technologies
INDUSTRIAL	Emissions Regulations Device / Platform Connectivity Decreasing Operator Workload	Sensors and Controls Power Electronics Severe-Service Applications
COMM. AERO.	Worldwide Air Traffic Growth Efficiency Requirements Emissions and Noise Regulations	Actuation Extreme Environment Sensors Surface Treatments


25%




18%



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CURTISS-WRIGHT

Aligning our Portfolio with Market Trends (cont.)

End-Market Trends | **CW Technologies**

DEFENSE


37%



End-Market Trends
- Increased Naval Defense Spending Globally
- International Ground Defense Spending
- Airspace Dominance: EW, UAVs

CW Technologies
- Ruggedized, High Performance Electronics
- Ground Defense Subsystems
- Nuclear Navy Propulsion Components

POWER GEN.


20%



End-Market Trends
- Global Construction Plans
- Operating Plants O&M / Life Extensions
- Plant Operational Efficiencies and Cost Reductions

CW Technologies
- Reactor Coolant Pumps
- Reactor Control Systems
- Upgrades / Refurbishments

Strategically Positioned for Sales Growth

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 Renewed Focus on Acquisitions  HIGH IP CONTENT  HIGHLY ENGINEERED  SEVERE SERVICE  STRONG COMPETITIVE POSITION  Strategic Fit  $100 MILLION IN SALES PREFERRED  10% ROIC Y3; 12% ROIC Y5  ACCRETIVE TO EARNINGS  IN LINE WITH CW MARGINS  Financial Fit

 Well Positioned for Growth  Consistently Increasing Shareholder Value  SALES VOLUME      O.I.    EPS    FCF  Rebounds in Core Markets….  ….will Drive Strong Profitability and Free Cash Flow

 Nuclear Aftermarket  Jim Leachman, SVP and General Manager, Nuclear Division

 Overview  Nuclear Aftermarket BusinessWorldwide TrendsMarket DynamicsChallenges and Opportunities

 Trends in Worldwide Commercial Nuclear Power Market  Aging global reactor baseReduced spend and early plant retirements (U.S.)Supply base consolidation (U.S.)Global new build and life extensionPost-Fukushima responseIndustry regulationEfficiency innovations  Insert Picture(s)    Operating reactors spend approximately $80M/ year on equipment and services.  New reactors cost between $5B to $10B and take approx. 6.5 years to construct.  http://www.world-nuclear.org/

 Market Dynamics – U.S. Commercial Nuclear    Gas Prices  Electricity Prices    2008  2016            100 Operating Reactors4 New in 2020      http://www.nrc.gov/  http://www.eia.gov/  http://www.nei.org/  http://www.nei.org/

 Track Record of Capitalizing During Market Down-cycle  We Are Executing the Same Strategies Today  From 1988 thru 1998, the number of operating U.S. reactors declined from 115 to 104Suppliers fled; CW filled the gap with new teaming agreements and obsolescence solutionsPlants invested to prolong life; CW invested in product development and supplied robust new designs Efficiency needed to increase; CW reduced plant costs through innovative supply chain  MARKET INFLUENCES

 CW’s Diversified Portfolio    Mechanical systems   OEM teaming partnerships  Spent fuel products   Outage services  Fasteners and precision machined parts  Plant performance monitoring  $2 - $3B Addressable Utility Spend

 What Will Drive Our Growth?  Addressing Plant Efficiency and Reliability RequirementsCapitalizing on Supplier ConsolidationLeveraging Global Plant Aging TrendsIncreasing Content on New Build Reactors

 Addressing Plant Efficiency and Reliability Requirements  U.S. Operating Reactors are Investing in:Innovations to reduce staffNew process/technology development to reduce preventative maintenance spendPlant upgrades to enhance equipment reliability and safetyProcess improvements to streamline operations  Renewed Focus on Innovation and Technology

 Capitalizing on Supplier Consolidation  Provides Opportunity for:License agreements for OEM productsCapturing newly outsourced component manufacturing Teaming agreements to distribute products  Market Disruptions Are Creating New Opportunities  Companies with N-stamps  https://www.asme.org/

 Leveraging Global Plant Aging Trends  Growing Demand for Component Replacements, Upgrades  Age of 447 Reactors in Operation in the World  Worldwide Operating Reactors   0 10 20 30 40    Number of Reactors  Mean Age: 28.8 years200 are 25 – 35 years old100 are > 35 years old  Age of Reactor (years)  http://world-nuclear.org/

 Increasing Content on New Build Reactors  Potential of $10 - $30M (non-RCP content) Per Reactor  Doors and airlocks  Custom-designed valves  Bolting Solutions  Spent fuel pool gates  Electrohydraulic valve actuators  Cable tray assemblies  Harsh-environment electrical connectors

 Strategically Aligned with Changing Market Landscape  “Delivering the Nuclear Promise” relies on adopting new technology and innovationSupply chain consolidation creates opportunity for growthAddressing vibrant worldwide nuclear market  Positioned to Capitalize on Growth Opportunities

 AP1000 RCP Update  Greg Hempfling, SVP and General Manager, EMS Division

 Overview  Benefits of the AP1000 Reactor Coolant Pump (RCP)Status and key milestones on existing RCP contractsFuture outlook for the nuclear new build marketHow Curtiss-Wright is strategically positioned for growth

Key Benefits of AP1000 (Generation III+)

- **AP1000 design reduces construction time and cost**
  - Standard design and modular construction
  - Smaller footprint
  - 45% less safety equipment required
  - Longer refueling intervals creates higher efficiency

- **Dramatic safety improvements in "passive" system**
  - Relies on "laws of nature" (gravity, natural circulation and condensation)
  - Minimal operator intervention
  - No offsite power required to operate safety systems


Sanmen 1 AP1000 Site

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AP1000 Reactor / Reactor Coolant Pump Relationship

AP1000 REACTOR CORE


Steam Generator
Steam Generator
Pressurizer
Integrated Head Package
Hot Leg Pipe
Reactor Coolant Pumps
Surge Line
Safety Injection Nozzle
Reactor Coolant Pumps

AP1000 REACTOR COOLANT PUMP

- **Each plant site includes two reactors**
  - 4 RCPs per reactor
  - 8 RCPs per plant site
- **RCPs pump primary coolant through the reactor core**
- **The RCP provides a "life of the plant" solution**
  - Canned motor RCPs improve reliability

The RCP is in the Heart of the AP1000 Reactor System

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 AP1000 RCP Key Components  AP1000 RCP Design Features60-year design life basis with no maintenance 7000 horsepower motor; 1800 RPM machinePumps 78,750 gallons per minute Water lubricated bearings2235 PSIG pressure at 537o FTwo large flywheels weighing 5.9 tons total  Fully Assembled RCP

 China’s Nuclear Energy Priority – Improved Air Quality  China is committed to new nuclear plants to meet clean energy needs The need is real:China’s National Energy Administration says that “China will make nuclear energy the foundation of its power-generation system for the next 10 to 20 years.”  Sources:https://en.wikipedia.org/wiki/Pollution_in_Chinahttp://www.industrytap.com/airpocalypse-killing-700000-chinese-a-year-and-millions-more-worldwide/1581

 AP1000 RCP Program History  2007: China Contract (16 RCPs) RCP Design 8 RCPs for Sanmen 1&2 Reactors8 RCPs for Haiyang 1&2 Reactors2008: Domestic Contract (16 RCPs) 8 RCPs for Vogtle 3&4 Reactors8 RCPs for VC Summer 2&3 Reactors 2015: China Direct Contract (16 RCPs)4 RCPs for Sanmen 3 Reactor4 RCPs for Haiyang 3 Reactor4 RCPs for LuFeng 1 Reactor 4 RCPs for Xudapu 1 Reactor  $1 billion of booked orders   TEST Facility and Machining in-place  AP1000 RCP Test Facility  Large machining capacity supports 24 RCPs per year

 RCP Shipments (Initial Contracts)  Contract (Site)  # of Pumps  Shipped  Current Status  China (Sanmen 1)  4  Q4-15  Installed in plant  China (Haiyang 1)  4  Q1-16  Installed in plant  Domestic (Vogtle 3)  4  Q2-16  Delivered to site  China (Sanmen 2)  4  Q4-16  Delivered to site    First Domestic RCP Arrives at Vogtle Site  RCP Installed in Sanmen 1 Plant  Total DELIVERED To-Date:  16

 Remaining RCP Shipments (Initial Contracts)  Contract (Site)  # of Pumps  Estimated Ready for Shipment Dates  China (Haiyang 2)  4  Q4-16  Domestic (VC Summer 2)  4  Q1-17  Domestic (Vogtle 4)  4  Q2-17  Domestic (VC Summer 3)  4  Q3-17  Shipment of the AP1000 RCPs  Total REMAINING To Ship:  16

 Key Milestones to Achieve China AP1000 Startup (Initial Contracts)

 Curtiss-Wright Awarded 2nd China AP1000 Contract (2015)  Received new China AP1000 order on December 31, 2015Providing 16 RCPs for four reactors (four RCPs per reactor)Production to accelerate 2017 - 2019Shipping in 2019 - 2020  Total production revenue: $448M

 Potential AP1000 China Opportunity  CW’s share of this market expected to be significant  Source: World Nuclear Association http://www.world-nuclear.org/information-library/country-profiles/countries-a-f/china-nuclear-power.aspx  8-10 Year Horizon  Long-term Proposed AP1000 Construction  18  Reactors  72  RCPs  $2B  Potential  >110  Reactors  >440  RCPs

Other Potential Worldwide AP1000 Opportunities

INDIA

- 6 reactors (24 RCPs) designated to be AP1000
- Westinghouse and India government working to address nuclear liability issues
  - Targeting to sign a contract by June 2017

REST OF THE WORLD

- UK: decision not anticipated before 2018
- Turkey: plant dates not specified, indicating further out
- Bulgaria: planned but questionable with no dates specified

NON-CHINA AP1000 RCPs PLANNED AND PROPOSED

Location	Planned	Proposed
India	24	24
United Kingdom	0	12
Turkey	0	8
Bulgaria	4	0
Other countries (estimated)*	40-80	100-140

Specific country data derived from http://www.world-nuclear.org/information-library/country-profiles/countries
*Other country data derived from http://horizonpush.com/nuclear-reactors-per-country/

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 Unique AP1000 Technology Positions CW for Success  AP1000 is the first NRC licensed Generation III+ design being constructed throughout the worldCW has the only designed, tested, qualified, produced and installed AP1000 RCPCW AP1000 RCP successfully going through initial plant start-up  Curtiss-Wright Competitive Advantage is Real and the Market Opportunities are Significant

 Q&A

 BREAKTentatively Resume ~10:00am ET

 Financial Update Glenn E. Tynan, VP Finance and CFO

 Agenda   AP1000 financial projectionsInitial orders (2007 China / 2008 U.S.)China Direct order (2015)Progress on long-term financial objectivesReview of 2016 financial guidance Preview of 2017 financial outlook

 AP1000 Revenue Projection – Initial Orders in 2007/2008  $ in millions  $0  Concluding initial China (2007) and U.S. (2008) order All learning curve costs (testing, design changes), were charged to the initial China order (2007)China RCP deliveries to conclude in 2016U.S. RCP deliveries to conclude in 2017

 AP1000 Revenue Projection – China Direct Order 2015  $ in millions  Total production revenue: $448M (16 reactor coolant pumps @ $28M apiece)  Revenue recognition cadence expected to generally resemble bell curveRCP production to accelerate 2017 - 2019Revenue/margin recognition mainly driven by production progressNot by shipping RCP deliveries to begin in 2019 and continue into 2020

 AP1000 Margin Projection – China Direct Order 2015  Accounting Treatment  Contract Margin(1)  Revenue and margin recognition based on percentage of completion (POC) accounting methodInitially anticipate steady margin, unless cost estimates changeIf cost estimates change, a cumulative adjustment to margin is recorded, based upon the current percentage of completion Initial production to begin in 4Q’16Revenue recognition essentially completed by end of 2021  23%+  The margin represented in this slide is based upon certain assumptions, risks and uncertainties. These assumptions, risks and uncertainties may differ from actual performance that could change our anticipated results.

 $ in millions  AP1000 Free Cash Flow Projection – China Direct Order 2015  Note: Free cash flow is defined as cash flow from operations less capital expenditures  Expect to generate ~$70M in FCF

 On Path to Top Quartile Performance  Target Metric  Original 5-Year Target*  Current  2013 Reported  *Issued December 11, 2013

Driving Significant Margin Improvement



Operating Margin
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
14.2% - 14.4%
9.3%
Top Quartile 2016
Top Quartile 2013
500 BP Improvement
2013 Reported
2016E

Key Drivers to Date

- One Curtiss-Wright
- Compensation plans aligned with key metrics
- Portfolio rationalization
- Consolidations

Ongoing

- Low cost economies
- Shared services

Future Focus

- Supply chain management
- Lean

Note: Peer group per CW 2016 proxy and estimates per FactSet projections

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Solid Improvement in Return On Invested Capital (ROIC) 7.4% 11.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2013 Reported 2016E ROIC* Note: Peer group per CW 2016 proxy and estimates per FactSet projections *ROIC = NOPAT / two-year average net debt plus equity, and excludes equity from discontinued operations Key Drivers  Strong operational performance Efficient capital management  Strong cash generation  Focus on high return investment opportunities Adopted ROIC as standard  etric for:  Capital investments  Acquisitions  Compensation 48 October 6, 2016 Proprietary 2016 Curtiss-Wright

 Rigorous Working Capital Management  *Working Capital = Accounts receivable plus inventory minus accounts payable, deferred income and deferred development costs.   Note: Peer group per CW 2016 proxy and estimates per FactSet projections  Key Drivers Company-wide (BU level) drive to reduce working capitalKey element of short-term compensation plan Trained >250 key business leaders on efficient working capital management   Top Quartile 2013 & 2016  890 BP Improvement

 Stringent Discipline of Capital Expenditures  Note: Peer group per CW 2016 proxy and estimates per FactSet projections  Top Quartile 2013  Top Quartile 2016  Key Drivers More disciplined approach to management of CapEx Focus on high return projects and/or businessesInvestments reflect combination of growth and efficiency CapEx  200 BP Improvement

 Strong Free Cash Flow Generation  $300 - 320  Notes: Free cash flow is defined as cash flow from operations less capital expenditures. 2015 adjusted to remove the $145 million contribution to the Company’s corporate defined benefit pension plan. FCF conversion is defined as free cash flow divided by net earnings from continuing operations.  >165%  Free cash flow ($ in millions)  2013 Target  Free cash flow conversion (%)  New 2016 Target

 Balanced Capital Allocation        Return of Capital  Operational Investments  Acquisitions  Committed to steady return of capital to shareholdersAt least $100M share repurchases expected in 2016Nearly $450M in share repurchases since early 2014Steady dividend payoutGrowth through strategic acquisitions

   2016E Financial Outlook* (Guidance as of October 6, 2016)   ($ in millions, except EPS)  FY2015 Pro Forma  FY2016E(Current)  Change vs. 2015  Sales   $2,186  $2,120 - 2,170   (1 - 3%)  Operating IncomeCW Margin  $291 13.3%  $301 - 313 14.2 - 14.4%   4 - 8% +90 - 110 bps  Diluted EPS    $3.74  $4.00 - 4.15   7 - 11%  Free Cash Flow   $272  $300 - 320   10 - 18%  Notes: 2015 Pro Forma results exclude the one-time China AP1000 fee of $20 million recognized in the fourth quarter of 2015 from sales and operating income. Free cash flow is defined as cash flow from operations less capital expenditures. 2015 adjusted to remove the $145 million contribution to the Company’s corporate defined benefit pension plan.

2016E EPS Guidance Update

- **Expect strong second half 2016 EPS performance**
  - Higher sales driving increased overhead absorption
  - Majority of AP1000 China direct program revenue occurs in 4Q
  - Net savings from H1 restructuring activity
  - Benefit of ongoing margin improvement initiatives
- **3Q'16 EPS guidance range: $0.95 - 1.00**
- **Maintaining FY'16 EPS guidance range of $4.00 - 4.15**

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CURTISS-WRIGHT

Preliminary 2017 Outlook

- **Sales in-line with 2016**
  - Headwinds continue in near-term
    - Industrial production slowly improving
    - Delayed nuclear aftermarket rebound
  - Tailwinds in our favor
    - AP1000
    - Defense – strong positions on key platforms
- **Operating margin expansion to remain top-quartile**
- **Increased investment in R&D for long-term growth**
- **Free cash flow generation remains solid**
- **Beyond 2017, well positioned for solid organic growth**

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 Curtiss-Wright Remains a Solid Investment  Delivering Long-Term Shareholder Value  Financial transparencyDelivering top-quartile performance vs. peer groupRigorous working capital managementDriving free cash flow generationCommitted to balanced capital allocation strategy

 Closing Remarks  David C. Adams, Chairman and CEO

 Key Positions on Exciting, Growing Programs  Medical mobility platforms  Sophisticated control systems connected to the Internet of ThingsMeets needs of aging population  $200  Million over 5 years  Hybrid AND ELECTRIC commercial vehicles  Power electronics – inverters, distribution centersCritical to emissions reduction  $150  Million over 5 years

 Key Positions on Exciting, Growing Programs  New aircraft carriers and submarines  F-35 Joint strike fighter  Valves, pumps, motors, generators, secondary propulsionStrong single-source positions  $1.0+  Billion over 5 years  Flap drive system, motors, sensors, solenoids, rugged processors> $380k per average shipset  $270  Million over 5 years

Key Positions on Exciting, Growing Programs

C4ISR ELECTRONICS

- Urgency from air superiority rqts., cyber security, unmanned systems
- Over 200 new programs in pursuit

$800 ***Million over 5 years***



Mission Control
Mission Data
Network Links
Video, Status and Control
Surveillance Video
Compact Network Storage with Encryption
Hand Station
Cisco-based IP Router
Multi-Platform Mission Computer
Modular Mission Computer
Flight Control
Vehicle and Network Management
Crash Recorder
Sensor Payload Management
Rugged Mission Display
Video Management and Recording

COMMERCIAL AIRCRAFT PROGRAMS (737, A320, ETC)

- Flap transmissions, sensors, solenoids, surface treatments
- Strong production forecast

$600 ***Million over 5 years***



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Why Invest in CW?  Solid Returns in an Uncertain Market  We have critical mass in the right markets  We generate strong cash flow and deploy it strategically  We are structured for profitability        We increase shareholder value          Return of Capital  Operational Investments  Acquisitions  CW 59% TSR since ‘13

 Q&A

 Appendix

 Appendix - Use of Non-GAAP Financial Information  The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these non-GAAP measures provide investors with additional insight into the Company’s ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. The following definitions are provided:Organic Revenue and Organic Operating Income The Corporation discloses organic revenue and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic revenue and organic operating income are defined as revenue and operating income excluding the impact of foreign currency fluctuations and contributions from acquisitions made during the last twelve months.  Free Cash Flow and Free Cash Flow ConversionThe Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as cash flow provided by operating activities less capital expenditures. The Corporation discloses free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as free cash flow divided by net earnings from continuing operations.